For Immediate Release

Global Eagle Entertainment Announces Management Changes at AIA

Los Angeles, August 29, 2013 –Global Eagle Entertainment Inc. (NASDAQ: ENT) today announced that Louis Bélanger-Martin is stepping down as CEO of Advanced Inflight Alliance AG (AIA), a subsidiary of Global Eagle, as of August 31, 2013. He will remain Vice Chairman of Global Eagle’s Board of Directors.

“After nearly 20 years, I’ve decided it’s time for me to step down,” commented Bélanger-Martin. “I’m deeply grateful to our customers, partners, shareholders and most importantly employees for their commitment to our company throughout the years. I now look forward to my role as Vice Chairman of Global Eagle’s Board of Directors.”

A pioneering figure in the inflight entertainment (IFE) industry, Louis Bélanger-Martin has served as CEO of AIA since 2011, where he was instrumental in directing AIA’s growth into the largest provider of content and content services to the global IFE industry. He previously headed DTI Software, Inc., where he helped to grow the organization into the largest provider of interactive games to the IFE industry, serving over 100 airlines globally. DTI was acquired by AIA in 2008 and Bélanger-Martin went on to become CEO of AIA in 2011. AIA became a subsidiary of Global Eagle on January 31, 2013.

The company also announced that Wolfgang Brand, AIA’s current CFO, will take over as Chief Executive Officer of AIA as of September 1, 2013. Mr. Brand has served as CFO of AIA since March 2010 and has played a key role in the financial, structural and strategic development of AIA.

The company also announced that Walé Adepoju has been appointed as AIA’s Chief Operations Officer, effective September 1, 2013. Mr. Adepoju has over 20 years’ of experience in the inflight market and has been a key figure in the development of the industry. He will be responsible for managing operations of AIA’s group of companies.

“We are grateful for Louis's vision and leadership in guiding AIA toward increasing profitability and global market presence in the rapidly changing IFE business. We are confident that Wolfgang and Walé will continue the positive momentum that has been created by Louis and the entire AIA team toward establishing AIA as the global leader in the IFE business,” said Bob Reding, director of Global Eagle and Chairman of the Supervisory Board of AIA.

About Global Eagle Entertainment

Global Eagle Entertainment Inc. is the leading full service platform offering both content and connectivity for the worldwide airline industry. Through its combined content, distribution and technology platforms, Global Eagle provides airlines and the millions of travelers they serve with the industry's most complete offering of in-flight video content, e-commerce and information services. Through its Row 44 subsidiary, Global Eagle utilizes Ku-band satellite technology to provide airline passengers with Internet access, live television, shopping and travel-related information. Currently installed on nearly 500 aircraft, Row 44 has the largest fleet of connected entertainment platforms operating over land and sea globally. In addition, through its AIA subsidiary, Global Eagle provides film and television content, games and applications to more than 130 airlines worldwide. Global Eagle is headquartered in greater Los Angeles, California and maintains offices and support personnel around the world. Find out more at www.globaleagleent.com.

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Cautionary Note Concerning Forward-Looking Statements

We make forward-looking statements in this release within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including without limitation our earnings, revenues, expenses or other future financial or business performance or strategies, or the impact of legal or regulatory matters on our business, results of operations or financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date of this release, and involve substantial risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements as a result of as a result of new information, future events or developments or otherwise.

Among the factors that could cause actual results to differ materially from past results and future plans and projected future results are the following: our ability to integrate the Row 44 and AIA businesses, the ability of the combined business to grow, including through acquisitions which we are able to successfully integrate, and the ability of our executive officers to manage growth profitably; the outcome of any legal proceedings pending or that may be instituted against us, Row 44 or AIA; changes in laws or regulations that apply to us or our industry; our ability to recognize and timely implement future technologies in the satellite connectivity space, including Ka-band system development and deployment; our ability to deliver end-to-end network performance sufficient to meet increasing airline customer and passenger demand; our ability to obtain and maintain international authorizations to operate our service over the airspace of foreign jurisdictions our customers utilize; our ability to expand our service offerings and deliver on our service roadmap; our ability to timely and cost-effectively identify and license television and media content that passengers will purchase; general economic and technological circumstances in the satellite transponder market, including access to transponder space in capacity limited regions and successful launch of replacement transponder capacity where applicable; our ability to obtain and maintain licenses for content used on legacy installed in-flight entertainment systems; the loss of, or failure to realize benefits from, agreements with our airline partners; the loss of relationships with original equipment manufacturers or dealers; unfavorable economic conditions in the airline industry and economy as a whole; our ability to expand our domestic or international operations, including our ability to grow our business with current and potential future airline partners or successfully partner with satellite service providers, including Hughes Network Systems; our reliance on third-party satellite service providers and equipment and other suppliers, including single source providers and suppliers; the effects of service interruptions or delays, technology failures, material defects or errors in our software, damage to our equipment or geopolitical restrictions; the limited operating history of our connectivity and in-flight television and media products; costs associated with defending pending or future intellectual property infringement actions and other litigation or claims; increases in our projected capital expenditures due to, among other things, unexpected costs incurred in connection with the roll out of our technology roadmap or our international plan of expansion; fluctuation in our operating results; the demand for in-flight broadband internet access services and market acceptance for our products and services; and other risks and uncertainties set forth in this release and in our most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q.

Contacts:

For Investors

Dave Davis

Chief Financial Officer

Global Eagle Entertainment

(818) 706-3111

ddavis@globaleagleent.com

-or-

Chris Plunkett or Brad Edwards

Brainerd Communicators, Inc.

(212) 986-6667

plunkett@braincomm.com

edwards@braincomm.com

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For Press

Melissa Pauléat

Advanced Inflight Alliance

(514) 499-0910 x308

mpauleat@aialliance.com